APS American Physicians Service Group, Inc.

NASDAQ: AMPH

Forward-Looking Statements

Our presentation includes, and our response to various questions may include, forward-looking statements about the Company's revenues and earnings and about our future plans and objectives. Any such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to be materially different than any future results, performance and achievements described in this presentation. Factors that could cause actual results to differ materially from expectations include the 'Risk Factors' described in the Company's filings with the Securities and Exchange Commission. We have no intention to update any of this information unless required by law.

APS

Company Overview

- Founded in 1974, IPO in 1983 (NASDAQ: AMPH)
- Acquired American Physicians Insurance Exchange ("API") on April 1, 2007
  - 30+ year history writing Texas medical professional liability insurance
  - Managed API operations since inception
- A leading medical professional liability insurer in Texas
- 5,336 policyholders at December 31, 2008
- AM Best financial strength rating of A- (Excellent)

Investment Highlights

- Experienced management
- Strong balance sheet and operating performance
- Texas Tort Reform enacted in 2003
- Conservative reserving at the top of actuarial range
- Growth opportunities
- Attractive valuation comparison to peer group

Experienced Management

Name	Title	Age	Years with APS
Ken Shifrin	Chairman / CEO	59	24
Tim LaFrey	President / COO	53	2
Maury Magids	President Insurance Services	44	13
Marc Zimmermann	CFO	39	7

Senior Management owns approximately 13% of common shares outstanding, including options

APS

API Acquisition – Completed April 1, 2007

- Total consideration of approximately $45 million, 2 million common shares, $9.2 million worth of preferred shares
  - Price / GAAP book value of approximately 0.94x
- Preferred stock issued to policyholders who made refundable surplus contributions prior to 1992
  - $1 million annual redemption and a 3% annual dividend rate
- Approximately 4,000 policyholders received shares equal to 28% of combined company

APS

Secondary Offering

Shares Sold	2,315,000
Stock Price	$16.50
Net Proceeds to AMPH	$35 million
Use of Proceeds	Strengthen capital position of insurance company, general corporate purposes

APS

Texas Tort Reform

- Tort reform enacted in 2003 drastically altered medical professional liability market
  - $250,000 cap on certain non-economic damages
  - Claim counts in post-tort reform years meaningfully reduced
  - Continued focus on underwriting to maintain quality of book



Claim Counts Relative to Average Number of Policyholders
Claims Counts
Average # of Policyholders
1,400
1,200
1,000
800
600
400
200
0
6,000
5,000
4,000
3,000
2,000
1,000
0
2000
2001
2002
2003
2004
2005
2006
2007
3Q 2008 *
2,866
3,020
3,000
2,890
3,375
3,762
4,380
4,860
5,020
716
706
741
930
383
335
507
411
405
1,096
1,123
1,110
1,372
993
705
808
740
681
Policyholders
Reported Claims
Pending Claims

* Annualized Projection for reported claims based on claims through 9/30/08.

Premium Pricing and Retention

- Strong policyholder retention; 90% in 2005, 93% in 2006, 91% in 2007, 92% first nine months of 2008
- Average annual rate increases of 22% from 2000 through 2003
- Rate decreases of 9%, 18%, 14%, and 6% in 2005, 2006, 2007, and first nine months of 2008, respectively
- Rates remain high relative to historic levels



Relative Rates since 1999
Annual Rate Change
250
200
150
100
50
0
100%
104%
4%
125%
20%
175%
40%
224%
28%
226%
1%
206%
(9%)
169%
(18%)
145%
(14%)
137%
(6%)
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008 3Q

APS

Prudent and Innovative Underwriting

- Predominantly claims-made policies
- Exempt from Texas regulation of rate and policy forms
  - Allows flexibility in coverage terms
- Conservative Underwriting Philosophy
  - Individually underwrite every new and renewal policy
  - Medical Director involvement in every underwriting decision
  - On-site visits to group applicants

APS

Texas Market Share


4%
4%
5%
39%
19%
14%
15%
Texas Medical Liability Trust 39%
American Physicians Insurance 15%
Medical Protective 14%
Other (Less than 3% each) 19%
Advocate MD 5%
Texas Medical Liability Insurance Underwriting Assoc. (JUA) 4%
The Doctors Company 4%

Source: 2007 NAIC Data adjusted to include TMLT

APS

Top Insured Specialties



Urology, 2%
Radiology, 2%
General Surgery, 3%
Dentists, 4%
Pediatrics, 4%
Other Surgical Specialties, 5%
Cardiology, 6%
Orthopedics, 7%
Family Practice/Internal Medicine, 14%
Obstetrics and Gynecology, 15%
Other, 18%
Anesthesiology, 19%

Policy Limit Profile



1000/5000, 4%
100/300, 7%
1000/3000, 25%
200/600, 39%
1000/1000, 1%
500/1500, 3%
500/1000, 17%
300/900, 5%

APS

Claims Management

- Claims staff has over 15 years average experience
- Work with local attorneys experienced in medical professional liability claims
- Physician Claims Committee reviews large claims for medical standard of care and defensibility
- Perform on-site visits by risk management professionals
- Historically, 80% of claims closed without indemnity

Growth Opportunities

- Enhanced access to capital
- Meaningful opportunities for growth
  - 15% of $437 million market in Texas (1)
  - New focus on $82 million Arkansas market (2)
  - 2007 entry into $135 million Oklahoma market (2)
  - Potential acquisitions of small insurers or management companies
  - Prudently enter new markets
- A.M. Best rating helps AMPH target certain markets not currently served

(1) Source: 2007 NAIC Data adjusted to include TMLT

(2) Source: 2007 NAIC Data

APS

Overview of Financial Services Segment

- Over 24 year history – Institutional fixed-income focus
  - Products:
    - Mortgage-backed bonds and CMOs
    - Government issues and municipals
    - High yield
    - Bank debt and trade claims trading
- Customers - corporations, banks, insurance companies, hedge and mutual funds, high net worth individuals
- Riskless Principal Model
- 8% of revenues for the nine months ended 9/30/08

APS

Financial Overview

- Change in financial statement presentation after API acquisition
- Strong balance sheet and operating performance
- Net income of $22.7 million for trailing twelve months ended September 30, 2008
- Conservative reserve philosophy
- Attractive valuation comparison to peer group

APS

Capital Management

- Underwriting Leverage is strong
  - .8 to 1 Net Written Premium to Surplus Ratio
- Debt to Equity is only 6%
- Annual dividends for the last five years
- Share Repurchases
  - Recent authorization of $4 million in additional repurchases of shares
  - Over 322,000 shares purchased in 2008
- Actively seeking strategic acquisitions and organic growth opportunities

APS

Summary Balance Sheet

Actual (in 000s)	As of Sept. 30, 2008	As of Dec. 31, 2007
Cash and Investments	$ 229,486	$ 223,193
Premium and Maintenance Fees Receivables	18,995	15,946
Reinsurance Recoverables	17,331	24,554
Other Assets	19,005	19,105
Total Assets	**$ 284,817**	**$ 282,798**
Reserves for Loss and LAE	$ 93,447	$ 101,606
Unearned Premiums and Maintenance Fees	39,807	35,417
Preferred Stock	7,477	8,554
All Other Liabilities	10,802	13,241
Total Liabilities	**$ 151,533**	**$ 158,818**
Shareholders' Equity	**$ 133,284**	**$ 123,980**
Total Liabilities and Shareholders' Equity	**$ 284,817**	**$ 282,798**
Shares Outstanding	**7,131**	**7,214**

APS

Favorable Trend in Book Value



Book Value Per Share
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$7.78
$9.15
$9.95
$10.49
$17.19
$18.69
2003
2004
2005
2006
2007
2008 3Q

Favorable Trend in Share Price



Annual Growth Rate Since 2000 is 39%
Share Price @End of Year
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$1.50
$3.70
$4.24
$10.57
$10.39
$13.20
$16.00
$20.05
$21.51
2000
2001
2002
2003
2004
2005
2006
2007
2008

APS

Conservative Investment Portfolio

- Investment portfolio totaled $229 million at 9/30/2008

(in thousands)	Fair Value
Fixed Maturities:	
U.S. treasury notes / bills	$26,662
U.S. government agency bonds / notes	27,557
U.S. government agency mortage-backed bonds	30,099
U.S. government agency collaterialized mortgage obligations	55,737
Collateralized mortage obligations	26,841
Government tax-exempt bonds	24,911
Corporate bonds	8,276
Total fixed maturities	200,083
Other:	
Equity securities	11,332
Cash and Cash Equivalents	16,491
Other Invested Assets	1,580
Total Cash and Investments	$229,486



US Treasury and Agencies 61%
Non-agency Mortgage Backs 12%
Municipals 11%
Corporates 3%
Cash and Equivalents 7%
Equity Securities 5%
Other Invested Assets 1%

Conservative Investment Portfolio (cont.)

- Fixed income internally managed
- "AAA" average rating of bond portfolio
- Average duration of 4.5 years
- Yield to Maturity of 5.5%
- No subprime or auction rate securities

(in thousands)

Rating Category	Fair Value	%
AAA / Aaa	$ 182,377	91%
AA / Aa	9,228	5%
A / A	7,911	4%
Non-investment grade	567	0%
Total	$ 200,083	100%

APS

Strengthening Net Reserves Per Open Claim



$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Reserves / Open Claim
$32,975
$57,321
$94,295
$100,352
$110,154
$113,416
2003
2004
2005
2006
2007
2008 3Q
At Period End

Summary Income Statement

Selected Financial Data: (in 000s except for per share information)	Three Months Ended September 30		Nine Months Ended September 30	
	2008	2007	2008	2007 Pro forma (1)
Gross Premiums Written	$ 21,246	$ 22,239	$ 51,106	$ 52,750
Ceded Premiums:				
Current Year	$ (1,320)	$ (1,931)	$ (3,945)	$ (6,556)
Prior Years	$ 2,031	$ 2,435	$ 5,032	$ 8,071
Total Ceded Premiums	$ 711	$ 504	$ 1,087	$ 1,515
Net Premium Earned	$ 15,709	$ 17,631	$ 47,657	$ 54,388
Net Investment Income	2,996	2,904	9,011	7,509
Realized Capital Gain (loss), net	(474)	(3,195)	(4,312)	(3,533)
Financial Services Revenue	1,558	5,434	4,835	17,317
Claim Costs:				
Current Year	9,949	7,789	28,862	30,306
Prior Years	(7,690)	(3,165)	(17,515)	(11,349)
Total Claim Costs	2,259	4,624	11,347	18,957
Other Operating Expenses	6,446	9,333	20,350	28,188
Net Income	7,183	5,292	16,709	18,604
Diluted EPS (2)	$0.99	$0.73	$2.29	$3.56
Net Operating EPS (2)	$1.03	$0.99	$2.67	$4.09

(1) For comparative purposes, included on a pro forma basis are the results of operations for the nine months ended September 30, 2007 as if the acquisition of API had occurred on January 1, 2007.

(2) Full impact of approximately 4.3 million shares issued in 2007 in connection with the acquisition of API and secondary offering are fully reflected in the 2008 EPS calculation; and only ratably in 2007.

APS

Attractive Valuation

As of September 30, 2008	Median - Other Public Med Mal Companies (1)	APS As Reported 9/30/2008
Price/Book Value (2)	1.2	1.1
Price/TTM Operating EPS (2)	9.1	5.7
TTM Operating ROE	16%	21%
Loss Ratio	58%	24%
Combined Ratio	80%	41%

(1) Source: SNL - Includes PRA, ACAP, FPIC based on most recent reported data
(2) Share prices as of January 30, 2009

APS American Physicians Service Group, Inc.

NASDAQ: AMPH